Net Income per Ordinary Share	12 Months Ended
Dec. 31, 2018
NET INCOME PER ORDINARY SHARE [Abstract]
Net Income per Ordinary Share

19.          NET INCOME PER ORDINARY SHARE

The following table sets forth the basic and diluted net income per ordinary share computation and provides a reconciliation of the numerator and denominator for the periods presented (in thousands except per share data):

	For the Year Ended December 31,
	2016	2017	2018
Numerator:
Net income attributable to Sogou Inc.	$56,112	$82,200	$98,781
Less: Dividends attributable to preferred shareholders	28,092	24,388	—
Net income attributable to ordinary shareholders	28,020	57,812	98,781
Numerator for net income per ordinary share—basic	$28,020	$57,812	$98,781
Reversal of preferred share dividends	1,200	1,042	—
Numerator for net income per ordinary share—diluted	$29,220	$58,854	$98,781
Denominator
Weighted average number of ordinary shares outstanding—basic	236,167	257,173	388,731
Incremental shares from if-converted method	32,000	27,704	—
Incremental shares from treasury stock method	2,076	2,428	7,167
Weighted average number of ordinary shares outstanding—diluted	270,243	287,305	395,898
Net income per ordinary share—basic	$0.12	$0.22	$0.25
Net income per ordinary share—diluted	$0.11	$0.20	$0.25

65,431,579 Pre-IPO Preferred Shares, 56,647,614 Pre-IPO Preferred Shares, and options for the purchase of 30,000 Class A Ordinary Shares, respectively, were excluded from the computation of diluted net income per ordinary share for the years ended December 31, 2016, 2017 and 2018, because of their anti-dilutive effect. The dilutive effects of Pre-IPO Preferred Shares and share options were calculated using the if-converted method and the treasury share method, respectively.